ASTORIA US EQUAL WEIGHT QUALITY KINGS ETF Ticker Symbol: ROE Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS September 30, 2026 https://astoriaetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated September 30, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://astoriaetfs.com/roe/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Astoria US Equal Weight Quality Kings ETF (the “Fund”) seeks to provide long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$50	$157	$274	$616
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in U.S.-listed companies that exhibit robust quality characteristics across sectors, with attractive valuations and dividend paying potential, as determined by the Fund’s sub-adviser, Astoria Portfolio Advisors, LLC dba Astoria Investment Management (the “Sub-Adviser”). The Fund is not managed to mirror a particular securities index or securities benchmark. Rather, the Sub-Adviser uses a quantitative and systematic approach to select securities for the Fund.
The Sub-Adviser constructs the Fund’s portfolio by evaluating all of the securities in an investment universe comprised of publicly traded U.S. listed stocks of large- and mid-capitalization companies (defined by the Sub-Adviser to be companies with a market capitalization of at least $5 billion) that are considered to be sufficiently liquid by the Sub-Adviser, as measured by their average daily value traded and free float percentage. Proprietary quantitative screens developed by the Sub-Adviser are used to rank such stocks according to their quality, valuation, dividend potential and growth metrics relative to the median of their sector. The Sub-Adviser uses a variety of metrics in its discretion to evaluate each stock for each of these factors, including but not limited to return on equity, return on investment capital, price-to-earnings ratio, dividend yield, projected growth estimates, and earnings momentum. The metrics used evaluate each factor vary by sector based on the Sub-Adviser’s assessment of which metric(s) have historically provided the best measure of that factor. A weighted average rank across each factor is then calculated and the top 50 to 100 ranked stocks are selected for the Fund on an equal-weighted basis. The number of stocks selected will vary based on the Sub-Adviser’s decision to overweight or underweight sectors in accordance with its assessment of the markets at the time of screening and to maintain diversification in the Fund’s portfolio.
All stocks in the portfolio are continually monitored and the Sub-Adviser’s quantitative screens are applied to rebalance the portfolio intermittently in the discretion of the Sub-Adviser. The Fund will sell, reduce, increase, or buy positions according to changes in the Sub-Adviser’s proprietary rankings. The screens may be reapplied more frequently if there are material changes to earnings, valuations, or economic trends (i.e., an accelerating economy) believed by the Sub-Adviser to likely have an impact on the Fund’s portfolio. While it is anticipated that the Fund will invest across a range of industries, certain sectors may be overweighted relative to its benchmark because the Sub-Adviser seeks the best investment opportunities regardless of sector in its discretion based on its assessment of the markets.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. companies with quality characteristics. The Fund defines companies with quality characteristics based on their return on assets and gross profits-to-assets ratios.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Quality Stocks Risk. Stocks included in the Fund are deemed by the Sub-Adviser to be quality stocks, but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience a decline in value, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large-Capitalization Stock Risk. Large-capitalization stocks may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Stock Risk. Investing in stocks of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Value-Style Investing Risk. The Sub-Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Sub-Adviser believes are their true values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer. Value stocks can perform differently from the market as a whole and from other types of stocks. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that their valuations may fall or never rise.
Dividend-Paying Common Stock Risk. The Fund will normally receive income from dividends that are paid by issuers of the Fund’s investments. The amount of the dividend payments may vary and depends on performance and decisions of the issuer. Poor performance by the issuer or other factors may cause the issuer to lower or eliminate dividend payments to investors, including the Fund. Additionally, these types of securities may fall out of favor with investors and underperform the broader market.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative analysis, and its processes could be adversely affected if erroneous or outdated data is utilized. The securities selected using quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends. In addition, the investment analysis used in making investment decisions may not adequately consider certain factors, or may contain design flaws or faulty assumptions, any of which may result in a decline in the value of an investment in the Fund.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. The Fund may have exposure to companies operating in the technology sector. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors incur the cost of the “spread” also known as the “bid-ask spread”, which is the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://astoriaetfs.com or by calling the Fund at (215) 330-4476.

Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of June 30, 2026 was 21.33%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 12.58% (quarter ended March 31, 2024) and the Fund’s lowest return for a calendar quarter was -3.45% (quarter ended March 31, 2025).
Average Annual Total Returns
(for periods ended December 31, 2025)

Astoria US Equal Weight Quality Kings ETF	1 Year	Since Inception (07/31/2023)
Return Before Taxes	17.37%	16.52%
Return After Taxes on Distributions	17.09%	16.18%
Return After Taxes on Distributions and Sale of Shares	10.47%	12.85%
S&P 500 Total Return Index (reflects no deduction for fees or expenses)	17.88%	19.62%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Astoria Portfolio Advisors, LLC dba Astoria Investment Management (the “Sub-Adviser”)
PORTFOLIO MANAGERS
John Davi, the Founder, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser, and Nick Cerbone, Vice President and Quantitative Strategist of the Sub-Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Davi has served as a portfolio manager of the Fund since inception, and Mr. Cerbone has served as a portfolio manager of the Fund since January 2025.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-

advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.